SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007

Vita Food Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2222 West Lake Street	60612
Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(312) 738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement.

On June 15, 2007, Vita Food Products, Inc. (the “Company”) issued a Promissory Note (the “Note”) to MDB Alternative Investments L.L.C. (“MDB”), an entity to be controlled by Howard Bedford, a member of the Company’s Board of Directors (“Bedford”).  The Note was issued in consideration for MDB’s transfer of the remaining $2,000,000 of Bedford’s previously announced $3,000,000 aggregate investment in the Company.  The Note is secured by a Second Mortgage on the Company’s real property located at 2222 West Lake Street in Chicago, Illinois and bears interest at the annual rate of 6%.  The Note matures on August 31, 2007 but is prepayable without penalty.  The Company intends to prepay the Note upon the Company’s issuance to MDB of 2,400,000 shares of common stock and warrants to purchase a total of 2,000,000 additional shares pursuant to the Securities Purchase Agreement between the Company and Mr. Bedford dated May 14, 2007.  At such time, the entire $3,000,000 will become an equity investment in the Company.  The Company’s issuance of such securities remains subject to a waiting period imposed by the Federal securities laws to follow the distribution of a Schedule 14C Information Statement to stockholders as well as approval by the American Stock Exchange, that has been requested, of the listing of the shares to be issued to MDB.  Schedule 14C was distributed to all registered stockholders on June 6, 2007.

A copy of the Company’s press release with respect to these matters is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                 Exhibits.

See exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC.

Date: June 20, 2007	By:	/s/ Clifford K. Bolen
Clifford K. Bolen
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 20, 2007	By:	/s/ R. Anthony Nelson
R. Anthony Nelson
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
10.1	Promissory Note issued by Vita Food Products, Inc. to MDB Alternative Investments L.L.C. dated June 15, 2007.

10.2	Second Mortgage issued by Vita Food Products, Inc. to MDB Alternative Investments, L.L.C. dated June 15, 2007.

99.1	Press Release dated June 20, 2007.